Exhibit 99.1

SINO MERCURY ACQUISITION CORP.
(a corporation in the development stage)

Report of Independent Registered Public Accounting Firm	F-2

Financial Statement:

Balance Sheet	F-3

Notes to Balance Sheet	F-4 – F-10

F-1

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders of

Sino Mercury Acquisition Corp.:

We have audited the accompanying balance sheet of Sino Mercury Acquisition Corp. (a corporation in the development stage) (the “Company”) as of September 2, 2014. The financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Sino Mercury Acquisition Corp. (a corporation in the development stage), as of September 2, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
September 8, 2014

F-2

Sino Mercury Acquisition Corp.

(A Corporation In the Development Stage)

Balance Sheet

September 2, 2014

ASSETS

Current assets
Cash	$678,477
Total current assets	678,477

Cash held in trust account	40,000,000

Total Assets	$40,678,477

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accrued offering costs	$104,919
Note payable to stockholder	117,000
Total current liabilities	221,919

Deferred underwriting compensation	400,000

Total liabilities	621,919

Common stock subject to possible conversion; 3,000,000 (at conversion value of $10.00 per share)	30,000,000

Stockholders' equity
Preferred stock, $0.0001 par value, 1,000,000 shares authorized; none issued or outstanding	-
Common stock, $0.0001 par value, 25,000,000 shares authorized, 2,360,000 shares issued and outstanding (excluding 3,000,000 subject to possible conversion)	236
Additional paid- in capital	10,057,941
Deficit accumulated during the development stage	(1,619)
Total stockholder's equity	10,056,558

Total liabilities and stockholders' equity	$40,678,477

See accompanying notes to balance sheet.

F-3

SINO MERCURY ACQUISITION CORP.

(a corporation in the development stage)

NOTES TO BALANCE SHEET

1.	Organization and Business Operations

Organization and General

Sino Mercury Acquisition Corp. (the “Company”), a development stage company, is a blank check company incorporated in Delaware on March 28, 2014. The Company was formed for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). The Company has neither engaged in any operations nor generated any operating revenue to date. The Company is considered to be in the development stage as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 915, “Development Stage Entities” and is subject to the risks associated with activities of development stage companies. The Company has selected December 31 as its fiscal year end.

The initial stockholders of the Company (the “Initial Stockholders”) have agreed to vote any shares they hold in favor of approving a proposed Business Combination.

Financing

The registration statement for the Company’s initial public offering (the “Public Offering” as described in Note 3) was declared effective by the United States Securities and Exchange Commission (“SEC”) on August 26, 2014. In addition, one of the Initial Stockholders purchased, simultaneously with the closing of the Public Offering, $2,100,000 of units in a private placement (Note 4).

Upon the closing of the Public Offering and the private placement, $40,000,000 was placed in a trust account (the “Trust Account”) with the Continental Stock Transfer & Trust Company acting as trustee.

Trust Account

The Trust Account can be invested only in U.S. government treasury bills, bonds or notes with a maturity of one hundred and eighty (180) days or less or in money market funds meeting the applicable conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government treasuries.

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes or for working capital, if any, none of the funds held in trust will be released until the earlier of: (i) the completion of the Business Combination; or (ii) the redemption of 100% of the shares of common stock included in the units being sold in the Public Offering if the Company is unable to complete the Business Combination within 21 months from the closing of the Public Offering (or 24 months from the closing of the Public Offering if the Company has entered into a definitive agreement for a Business Combination within 21 months from the closing of the Public Offering and such Business Combination has not yet been consummated within such 21-month period).

F-4

Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering and the private placement, although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination with a Target Business. As used herein, “Target Business” means one or more target businesses that together have a fair market value equal to at least 80% of the balance in the trust account (less any deferred underwriting commissions and taxes payable on interest earned) at the time the Company signs a definitive agreement in connection with the Business Combination. There is no assurance that the Company will be able to successfully effect the Business Combination.

The Company, after signing a definitive agreement for the Business Combination, will seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which stockholders may seek to convert their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less taxes payable and funds released for working capital. The Company will complete its Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. The Company will only consummate such Business Combination if it has at least $5,000,001 of net tangible assets upon close of such Business Combination. However, an investor in the Public Offering holding 1,000,000 Public Units (as described in Note 3) has agreed that he will hold such Units sold in the Public Offering through the consummation of an initial Business Combination, vote in favor of such proposed initial Business Combination and not seek conversion in connection therewith. As a result, the Company expects to meet the $5,000,001 net tangible asset requirement in order to complete its initial Business Combination.

As discussed above, in connection with any stockholder meeting to approve a proposed Business Combination, public stockholders will have the opportunity to have public shares converted into an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less taxes payable and funds released for working capital. As a result, such shares (excluding the 1,000,000 shares included in the 1,000,000 Public Units described above) have been classified as common stock subject to possible conversion, in accordance with ASC 480, “Distinguishing Liabilities from Equity.”

 The Company will only have 21 months from the closing of the Public Offering (or 24 months from the closing of the Public Offering if the Company has entered into a definitive agreement for a Business Combination within 21 months from the closing of the Public Offering and such Business Combination has not yet been consummated within such 21-month period). If the Company does not complete the Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares for a per share pro rata portion of the Trust Account, including interest, but less taxes payable and funds released for working capital and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The Initial Stockholders have entered into letter agreements with the Company, pursuant to which they have waived their rights to participate in any redemption with respect to their insider shares; however, if the Initial Stockholders or affiliates acquire shares of common stock in or after the Public Offering, they will be entitled to a pro rata share of the Trust Account upon the Company’s liquidation in the event the Company does not complete the Business Combination within the required time period.

In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per unit in the Public Offering.

F-5

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

2.	Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet of the Company is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the SEC.

Development Stage Company

The Company complies with the reporting requirements of ASC 915, “Development Stage Entities.” At September 2, 2014, the Company has not commenced any operations nor generated revenue to date. All activity through September 2, 2014 relates to the Company’s formation and the Public Offering. Following the Public Offering, the Company will not generate any operating revenues until after the completion of the Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on the designated Trust Account after the Public Offering.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet.

Offering Costs

The Company complies with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A – “Expenses of Offering”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Public Offering and that were charged to stockholders’ equity upon the completion of the Public Offering. Accordingly, at September 2, 2014, offering costs totaling approximately $2,067,000 (including $1,600,000 in underwriters’ fees) have been charged to stockholders’ equity.

F-6

Redeemable Common Stock

All of the 4,000,000 common shares sold as part of the units in the Public Offering contain a conversion feature which allows for the conversion of common shares under the Company’s Liquidation or Stockholder Approval provisions. In accordance with ASC 480, such provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. Although the Company did not specify a maximum conversion threshold, its charter provides that in no event will it allow conversion of Public Shares in an amount that would cause its net tangible assets (stockholders’ equity) to be less than $5,000,001. Further, an investor in the Public Offering holding 1,000,000 Public Units (as defined in Note 3) (which includes 1,000,000 shares), has agreed to hold his common shares through the consummation of an initial Business Combination, vote in favor of such proposed initial Business Combination and not seek conversion of his common shares. Accordingly, at September 2, 2014, 3,000,000 of the 4,000,000 Public Shares were classified outside of permanent equity at its conversion value.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at September 2, 2014. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

The Company may be subject to potential examination by U.S. federal, states or foreign jurisdiction authorities in the areas of income taxes. These potential examination may include questioning the timing and amount of deductions, the nexus of income amount various tax jurisdictions and compliance with U.S. federal, states or foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2014-10, which eliminated certain financial reporting requirements of companies previously identified as “Development Stage Entities” (Topic 915). The amendments in this ASU simplify accounting guidance by removing all incremental financial reporting requirements for development stage entities. The amendments also reduce data maintenance and, for those entities subject to audit, audit costs by eliminating the requirement for development stage entities to present inception-to-date information in the statements of income, cash flows, and shareholder equity. Early application of each of the amendments is permitted for any annual reporting period or interim period for which the entity’s financial statements have not yet been issued (public business entities) or made available for issuance (other entities). Upon adoption, entities will no longer present or disclose any information required by Topic 915. For public business entities, those amendments are effective for annual reporting periods beginning after December 15, 2014, and interim periods therein. The Company will be adopting this standard in future filings.

Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

F-7

3.	Public Offering

Public Units

On September 2, 2014, the Company sold 4,000,000 units at a price of $10.00 per unit (the “Public Units’) in the Public Offering. Each Public Unit consists of one share of the Company’s common stock, $0.0001 par value per share (the “Public Shares”), and one right (the “Public Rights”). Each Public Right automatically entitles the holder to receive one-tenth (1/10) of a share of common stock on consummation of an initial Business Combination. In addition, the Company has granted Cantor Fitzgerald & Co., the underwriter of the Public Offering, a 45-day option to purchase up to 600,000 Units solely to cover over-allotments, if any.

If the Company does not complete its Business Combination within the necessary time period described in Note 1, the Public Rights will expire and be worthless.

The Company paid an upfront underwriting discount of $1,200,000 (3.0%) of the per unit offering price to the underwriter at the closing of the Public Offering, with an additional fee (the “Deferred Discount”) of 1% of the gross offering proceeds (or 4% of the gross offering proceeds from the Units sold in the over-allotment option) payable upon the Company’s completion of the Business Combination. The Deferred Discount will become payable to the underwriter from the amounts held in the Trust Account solely in the event the Company completes its Business Combination. The underwriter is not entitled to any interest accrued on the Deferred Discount.

4.	Related Party Transactions

Insider Shares

In March 2014, the Company issued an aggregate of 1,150,000 shares of common stock for a total of $25,000 in cash, at a purchase price of approximately $0.02 share, to Best Apex Limited. In June 2014, Best Apex Limited transferred (i) 230,000 shares to Lodestar Investment Holdings Corporation, an entity controlled by Richard Xu, the Company’s President, (ii) 115,000 shares to True Precision Investments Limited, an entity controlled by Amy He, the Company’s Chief Financial Officer, (iii) 5,750 shares to Aimin Song, a member of the Company’s Board, and (iv) 5,750 shares to Bradley Reifler, another member of the Company’s Board, all for the same price originally paid by Best Apex Limited for such shares. The Insider Shares are identical to the common stock included in the Public Units sold in the Public Offering except that the Insider Shares are subject to certain transfer restrictions, as described in more detail below.

All of the insider shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the insider shares, the earlier of one year after the date of the consummation of an initial Business Combination and the date on which the closing price of the Company’s shares of common stock equals or exceeds $13.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after an initial Business Combination and (2) with respect to the remaining 50% of the insider shares, one year after the date of the consummation of an initial Business Combination, or earlier, in either case, if, subsequent to an initial Business Combination, the Company consummates a liquidation, merger, share exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares for cash, securities or other property. Up to 150,000 of the insider shares may also be released from escrow earlier than this date for cancellation if the over-allotment option is not exercised in full.

F-8

Rights - The Insider Shares are identical to the public shares. However, the initial stockholders have agreed, pursuant to written agreements with the Company, (A) to vote their insider shares and any public shares acquired in or after the Public Offering in favor of any proposed Business Combination, (B) not to propose, or vote in favor of, an amendment to the Company’s amended and restated certificate of incorporation with respect to its pre-Business Combination activities prior to the consummation of such a Business Combination, (C) not to convert any shares (including the insider shares) for cash from the trust account in connection with a stockholder vote to approve a proposed initial Business Combination or a vote to amend the provisions of the Company’s amended and restated certificate of incorporation relating to stockholders’ rights or pre-Business Combination activity and (D) that the insider shares shall not participate in any liquidating distribution upon winding up if a Business Combination is not consummated.

Voting – If the Company seeks stockholder approval of the Business Combination, the initial stockholders have agreed to vote any shares they hold in favor of the Business Combination.

Conversion – Although the initial shareholders and their permitted transferees will waive their redemption rights with respect to the Insider Shares if the Company fails to complete the Business Combination within the prescribed time frame, they will be entitled to conversion rights with respect to any Public Shares they may own.

Private Units

Best Apex Limited has purchased from the Company an aggregate of 210,000 private units at a price of $10.00 per unit (a purchase price of $2,100,000) in a private placement that occurred simultaneously with the completion of the Public Offering (the “Private Units”). Each Private Unit consists of one share of the Company's common stock, $0.0001 par value per share and one right (the "Private Right"). Each Private Right entitles Best Apex Limited to receive one-tenth (1/10) of a share of common stock on consummation of an initial Business Combination. The Private Units are identical to the units sold in the Public Offering. However, Best Apex Limited has agreed (A) to vote the shares included in the private units in favor of any proposed Business Combination, (B) not to propose, or vote in favor of, an amendment to the Company’s amended and restated certificate of incorporation with respect to its pre-Business Combination activities prior to the consummation of such a Business Combination, (C) not to convert any shares included in the private units for cash from the trust account in connection with a stockholder vote to approve a proposed initial Business Combination or a vote to amend the provisions of Company’s amended and restated certificate of incorporation with respect to its pre-Business Combination activities prior to the consummation of such a Business Combination and (D) that the shares included in the private units shall not participate in any liquidating distribution upon winding up if a Business Combination is not consummated. Best Apex Limited has also agreed not to transfer, assign or sell any of the private units or underlying securities (except to the same permitted transferees as the insider shares and provided the transferees agree to the same terms and restrictions as the permitted transferees of the insider shares must agree to, each as described above) until the completion of an initial Business Combination.

Registration Rights

The holders of the Insider Shares and Private Units have registration rights that require the Company to register the sale of any of the securities held by them pursuant to a registration rights agreement. The holders of these securities will be entitled to make up to two demands that the Company register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. The Company will bear the costs and expenses of filing any such registration statements.

F-9

Related Party Note

On April 14, 2014, the Company issued a $117,000 principal amount unsecured promissory note to Jianming Hao, the Company’s Chief Executive Officer and an affiliate of the Initial Stockholder. This Note is non-interest bearing and payable on the earlier of April 30, 2015 or out of the proceeds from the Public Offering. The Note has not been not repaid as of September 2, 2014.

5.	Deferred Underwriting Compensation

The Company is committed to pay the Deferred Discount of 1% of the gross offering proceeds (or 4% of the gross offering proceeds from the Units sold in the over-allotment option) of the Public Offering, to the underwriter upon the Company’s consummation of the Business Combination. The underwriter is not entitled to any interest accrued on the Deferred Discount, and no Deferred Discount is payable to the underwriter if there is no Business Combination.

6.	Trust Account

A total of $40,000,000, which includes $37,900,000 of the net proceeds from the Public Offering and $2,100,000 from the sale of the Private Units, has been placed in the Trust Account. As of September 2, 2014, the balance in the Trust Account was $40,000,000.

7.	Stockholders’ Equity

Common Stock

Common Stock — The Company is authorized to issue 25,000,000 shares of common stock with a par value of $0.0001 per share. Holders of the Company’s common stock are entitled to one vote for each common share. At September 2, 2014, there were 2,360,000 shares of common stock issued and outstanding excluding 3,000,000 shares subject to possible conversion. This amount includes 150,000 shares subject to forfeiture to the extent the underwriter’s over-allotment option is not exercised in full.

Preferred Stock

Preferred Stock — The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. At September 2, 2014, there were no shares of preferred stock issued and outstanding.

8.	Subsequent Events

The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of the balance sheet was issued.

 F-10